Exhibit 10.1

Amendment No. 1

to
RESTATED CONSULTING AGREEMENT

This Amendment No. 1 (the “Amendment”) to Restated Consulting Agreement dated April 29, 2018 (the “Original Agreement”) is effective November 7, 2018 (the “Amendment Effective Date”) and is by and among Wize Pharma Ltd. (Registration Number 520033259), a limited liability company operating under the laws of Israel with offices at Hanagar 24, PO Box 6653 Hod Hasharon, Israel (the “Company”) and N. Danenberg Holdings (2000) Ltd. (Registration Number 512950981), a limited liability company operating under the laws of Israel having its principal place of business at Borochov 4, Hod- Hasharon, (the “Consulting Company”) through Noam Danenberg I.D. 27868272, an individual residing at Borochov 4, Hod Hasharon (“Mr. Danenberg”).

WHEREAS:

A.	As of the Amendment Effective Date, Mr. Danenberg has resigned as Chief Operating Officer of the Company’s sole stockholder, Wize Pharma, Inc. (“Wize”) and has been elected to the Board of Directors of Wize (the “Board”) and appointed Chairman of the Board;

B.	The Parties desire to amend the Original Agreement accordingly; and

C.	Except as set forth in this Amendment, all other terms and conditions of the Original Agreement shall remain in full force and effect.

WHEREFORE, IT IS HEREBY AGREED as follows:

1.  The second and third paragraphs of Section 1.1 of the Original Agreement shall be amended and restated in their entirety as set forth below:

In this regard, the Consulting Company through Mr. Danenberg exclusively shall provide the Company and any of its Affiliates with general strategic consulting services, as required in the field of business development and raising funds, all as shall be required from time to time by the Company (the “Consulting Services” or the “Services”).

While acting as a representative of Consulting Company, Mr. Danenberg shall report to and receive instructions from the Board of Directors of the Company from time to time.

2.   Except as set forth in this Amendment, all other terms and conditions of the Original Agreement shall remain in full force and effect.

[signature page follows immediately]

IN WITNESS WHEREOF, the Parties hereto have executed the Agreement effective as of the date first above written.

COMPANY:

WIZE PHARMA LTD.

Signature:	/s/ Yossi Keret	Signature:	/s/ Or Eisenberg
Name:	Yossi Keret	Name:	Or Eisenberg
Title:	Director	Title:	Director

CONSULTING PARTIES:

N. DANENBERG HOLDINGS (2000) LTD.

Signature:	/s/ Noam Danenberg
Name:	Noam Danenberg
Title:

Signature:	/s/ Noam Danenberg
Name:	Noam Danenberg, in his
Individual capacity